UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

  [ ] Preliminary Proxy Statement

  [ ] Confidential, for use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

  [X] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Rule 14a-11(c)or Rule 14a-12



                                  REALCO, INC.
             -----------------------------------------------
             (Name of Registrant as Specified in its Charter)


               --------------------------------------------
               (Name of Person(s) Filing Proxy Statement if
                       other than the Registrant)

Payment of Filing Fee (check the appropriate box):

  [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:
         --------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
         --------------------------------------------------------------------

      (3) Per unit price of other underlying value of transaction computed pursuant to forth the amount on which the filing fee is calculated and state how it was determined):
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      (4) Proposed maximum aggregate value of transaction:
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      (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee Was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
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


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 10, 2000

TO THE SHAREHOLDERS OF REALCO, INC.:

The Annual Meeting of Shareholders of REALCO, INC. (the "Company") will be held on March 10, 2000, in Suite 490, at 1650 University Blvd., Albuquerque, New Mexico, at 9:30 a.m., New Mexico time to act upon the following:

    (1) To elect six directors to constitute the Board of Directors, each to serve until the next annual meeting of shareholders or until their successors have been duly elected and shall have qualified;

    (2) To consider and vote upon increasing the Company's authorized capital from 6,000,000 shares of no par value common stock to 50,000,000 shares of no par value common stock.

    (3) To consider and act upon such other business as may properly come before the Annual Meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. The Board of Directors is not aware of any other matters to come before the Annual Meeting. Only shareholders of record at the close of business on January 25, 2000 are entitled to vote at the Annual Meeting. Shares cannot be voted unless a signed proxy is provided or other arrangements are made to have the shares represented at the Meeting.

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY. REALCO, INC. HAS FURNISHED FOR YOUR CONVENIENCE A PRE-ADDRESSED, STAMPED ENVELOPE. PLEASE MAIL IN YOUR PROXY TODAY. YOUR PROMPT RETURN OF THE ENCLOSED PROXY WILL SAVE THE COMPANY THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM AT THE ANNUAL MEETING.


                                   Sincerely,

                                   /s/CHRIS A. BRUEHL
                                   ------------------------------
                                   Chris A. Bruehl, Secretary

Albuquerque, New Mexico, January 26, 2000.

                                 PROXY STATEMENT

                                  REALCO, INC.

                1650 University Boulevard, N.E., Suite 5-100
                          Albuquerque, New Mexico 87102


                         PERSONS MAKING THE SOLICITATION

The Board of Directors (the "Board") of REALCO, INC. (the "Company") solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held in suite 490, 1650 University Blvd., N.E. Albuquerque, New Mexico on March 10, 2000 at 9:30 a.m., Mountain Time, and at any postponement(s) or adjournment(s) of the Annual Meeting.

                             METHOD OF SOLICITATION

Solicitation will be made primarily by mail, commencing on or about February 7, 2000, but may also be made by telephone or oral communications by Directors, Officers and employees of the Company. All costs of the solicitation will be paid by the Company.


                        PROXIES AND VOTING AT THE MEETING

A majority of the outstanding shares of the Company's Common Stock and Voting Preferred Stock, counted in the aggregate, must be represented in person, or by proxy at the Annual Meeting in order to hold the Annual Meeting. Only shareholders of record at the close of business on January 25, 2000, are entitled to vote at the Annual Meeting. Shareholders are encouraged to sign and return their proxies promptly, indicating the manner in which they wish their shares to be voted. The proxy agents will vote the shares represented by the proxies according to the instructions of the persons giving the proxies. Unless other instructions are given, votes will be cast in the proxy's discretion:

  1. For the election of six nominees for Director presented later in this Proxy Statement.

      To be elected as a director, a nominee must receive the votes of a majority of the shares represented at the Meeting (counting No Par Value Stock and Voting Preferred Stock in the aggregate). If no candidate receives a majority, the incumbent Director in that seat will remain on the Board. If, for any reason any of the nominees become unavailable for election, which the Board does not anticipate, the proxies will be voted for a substitute nominee to be designated by the Board.

  2. For the adoption of an amendment to Article IV of the Company's Articles of Incorporation to provide that the Company shall have the authority to issue 50,000,000 shares of common stock with no par value.

      To be passed, this item must receive affirmative vote of a majority of the votes cast in person and by proxy at the meeting.

  3. In the Proxy's discretion on the transaction of such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) of the Annual Meeting.

      To be passed, any other item that comes before the shareholders must also receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting.

Election inspectors will be appointed at the meeting. Such Inspectors will determine the validity of proxies and will receive, canvas and report to the meeting the votes cast by the shareholders on each item brought before the shareholders for vote.

No shares of the Company's Common Stock or Voting Preferred Stock can be voted by any person who is not the record owner at the close of business on January 25, 2000 or voting under authority granted by such record owner. All returned proxies are counted toward the required quorum or the required percentages of shares present at the meeting. If any shareholder returns a proxy without indicating his directions whether the proxy should be voted for or against any item or voted for or withheld from voting on any item, the proxy will be voted by the proxy agents for management's nominees for director, for the adoption of an amendment to the Company's Articles of Incorporation, and in the agent's discretion on any other matter coming before the meeting. Any Shareholder returning a proxy has the power to revoke that proxy at any time before it is voted, by delivery of a written notice of revocation, signed by the shareholder, to the Secretary of the Company; by delivery of a signed proxy bearing a later date; or by attending the Annual Meeting and voting in person. Any proxy which is not revoked will be voted at the Meeting.

In accordance with Company bylaws, the Annual Meeting will be conducted in accordance with an agenda, which will be conspicuously posted at the Annual Meeting. Participation at the Meeting will be encouraged but will be limited to shareholders and holders of valid proxies for shareholders.


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, certain information with respect to the security ownership of certain beneficial owners and management of the Company's Common Stock and Preferred Stock ("Voting Shares") as of January 25, 2000. As reported by the Company's stock transfer agent, there were 2,893,838 shares of the Company's Common Stock issued and outstanding at January 25, 2000.

The Preferred Stockholders have voting rights identical to the Common Stockholders. The Preferred Stockholders have the right to convert all or any portion of their Preferred Stock to Common Stock. The following table sets forth the identity of (i) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Voting Shares, (ii) each Director, and (iii) all Officers and Directors as a group. Except as otherwise indicated, each of the Shareholders listed in the table or included within a group listed in the table possess sole voting and investment power with respect to the Voting Stock indicated.

                                              Shares            Percent of
                                           Beneficially         Outstanding
          Name and Address                    Owned            Voting Shares
---------------------------------------    ------------        -------------

Financial Services Group, Inc. (1)            650,000               20.4%
1650 University Blvd. NE, Suite 5-100
Albuquerque, New Mexico 87102

James A. Arias (1)                            650,000               20.4%
1650 University Blvd. NE, Suite 5-100
Albuquerque, New Mexico 87102

Nortek, Inc. (2)                              200,000                6.3%
50 Kennedy Plaza
Providence, RI 02903

Arthur A. Schwartz (6)                         35,000                1.1%
401 East 80th Street
New York, New York 10021

Marshall Blumenfeld (6)                        29,000                 *
1338 Van Buren Street
Hollywood, Florida 33019

Bill E. Hooten (3)(4)(5)                      270,714                8.5%
1650 University Blvd. NE, Suite 5-100
Albuquerque, NM 87102

MLPF&S CUST EPO (3)(4)                         57,855                1.8%
Bill E. Hooten IRRA FBO
1650 University Blvd. NE, Suite 5-100
Albuquerque, NM 87102

Bill E. Hooten and Phyllis S. Hooten (3)(5)   212,859                6.7%
Revocable Trust UTA
1650 University Blvd. NE, Suite 5-100
Albuquerque, NM 87102

Martin S. Orland (6)                            1,650                 *
52 Centerville Rd.
Holmdel, New Jersey 07733

Noel Zeller (6)                                35,000                1.1%
3 Justin Road
Harrison, New York 10528

Chris A. Bruehl (7)                             1,000                 *
1650 University Blvd. NE, Suite 5-100
Albuquerque, NM 87102

All Executive Officers and
  Directors as a Group (3)(5)(8)             1,022,364              32.1%

--------------
* less than 1%

Notes to Beneficial Ownership Table

1. Financial  Services,  Inc., is the registered holder of the shares. Mr. James
A. Arias, the President, Chief Executive Officer and Chairman of the Board of the Company, is the sole Director and President of Financial Services Group, Inc., and is the beneficial holder of such shares.

2. Nortek, Inc., a New York Stock Exchange listed company, acquired the shares as a result of its previous purchase of Ply Gem, Inc., formerly a New York Stock Exchange listed company. Realco, Inc. has no association with Nortek, Inc. in any capacity.

3. The 57,855 Series A Preferred Shares and the 212,859 Series B Preferred Shares have one vote on all matters that may come before a meeting of the Shareholders. Upon the Offerings being declared effective by the SEC, the holders of Series A and Series B Preferred Shares have the right to convert, at any time, their Preferred Shares into Common Stock.

4. The Trust was established for the benefit of Bill E. Hooten as a roll over account to accept the Series A Preferred Shares previously held in Realco, Inc. Stock Bonus Trust, Bill E. Hooten, Trustee, for the benefit of Bill E. Hooten. Mr. Hooten as Trustee has voting and investment power over such shares.

5. Mr. Hooten, an Officer and Director of the Company, has the right to convert Series A and Series B Preferred Shares into up to 420,488 shares of the Company's Common Stock over which he has the right to exercise voting and investment power.

6. Does not include options to purchase 15,000 shares of the Company's common stock.

7. Does not include options to purchase 25,000 shares of the Company's common stock.

8. Shares beneficially owned by all Executive Officers and Directors as a group, include a total of 270,714 Series A and Series B Preferred Shares.

Family relationships:

None of the directors, nominees or officers of the Company are related (as first cousins or closer) by blood, marriage or adoption to any other director, nominee, or officer.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect six Directors to each serve until the next annual or special meeting of shareholders at which directors are elected. Information regarding each of Management's nominees for Director is as follows:

JAMES A. ARIAS has served as the Company's President, Chief Executive Officer and a Director since its formation in September 1983. From 1975 to September of 1983, he was a partner of James Bentley & Associates, a financial consulting and real estate syndication firm in Albuquerque, New Mexico, which was merged into and became a division of Financial Services Group, Inc., a New Mexico corporation, of which Mr. Arias is President and a controlling shareholder. Since 1984, he has served as Manager of S&H Brokerage Inc., N.M., an insurance broker in Albuquerque, New Mexico, which during the fiscal year became a 49.99% Company subsidiary. Since June 1995, he has served as interim sole Director of Arinco Computer Systems Inc., a publicly traded New Mexico corporation that currently has no active operations. In August 1997, at the time when the Company acquired a shareholding interest in Miller and Schroeder Financial, Inc., a broker dealer headquartered in Minneapolis, Minnesota Mr. Arias became a Director and Audit Committee Member of that Company. Mr. Arias is also a Director of Quatro, Inc., a New Mexico electronics company. Both Miller and Schroeder and Quatro, Inc. are privately held corporations. Mr. Arias will devote substantially all of his time to the affairs of the Company.

BILL E. HOOTEN served as an Executive Vice President and a Director of the Company since March 31, 1995. From inception to August 1995, Mr. Hooten served as the President and a Director of the Company's predecessor Old Realco. He currently serves as a Director and Chairman of the Finance and Real Estate Committees of Presbyterian Health Care Services, headquartered in Albuquerque.

ARTHUR A. SCHWARTZ has served as a Director of the Company since November, 1994. For more than the past five years Mr. Schwartz has been President of Masters Coverage Corp., a successor company of S&H Insurance Brokerage, Inc., of N.Y., an insurance broker located in New York, New York. Of which he had been President and manager. Masters Coverage Corp. is a 50.01% owner of S&H Insurance Brokerage, Inc., N.M., an insurance brokerage company 49.9% owned by the Registrant located in Albuquerque, New Mexico.

MARSHALL BLUMENFELD has served as a Director of the Company since its formation in September 1983. Mr. Blumenfeld was engaged in the private practice of law in New York, New York, from 1963 until 1997 when he retired from the practice.

MARTIN S. ORLAND was first elected to the Board by the shareholders on March 21, 1997. Mr. Orland is currently self-employed, providing consulting and advisory services. He retired January 1, 1997 as an employee of Fortis, Inc., where he served as President of Fortis Private Capital, Inc., a private venture capital investment business in New York, New York. During the same period, Mr. Orland was the Executive Vice President of Fortis Advisors, Inc., a corporation that made investments in commercial real estate and mortgages. Each of these corporations are subsidiaries of Fortis, Inc., which is a subsidiary of a Dutch holding company. From April 1993, through August 1996, Mr. Orland was a Director of Financing for Science International, Inc., a publicly traded corporation, and served as Director of Continental Bank, a publicly traded financial institution. These companies were subsequently sold. In 1997, Mr. Orland became a Director of Quatro, Inc., a New Mexico based electronics company, and is also a Director of three other privately owned companies.

NOEL ZELLER was first elected to the Board by the shareholders on March 21, 1997. Mr. Zeller is the founder and owner of Zelco Industries, Inc., a New York consumer products manufacturing corporation, and for more than the past five years has served as the President of that corporation. He is also the owner-manager of Zeller Properties LLC, a New York corporation, which is a real estate investing company.

These nominees are also the Company's current Directors and each has agreed to continue to serve as a Director if reelected by the Shareholders. Directors are not currently paid fees for attending board meetings, but the Company reimburses Directors for out-of-pocket expenses incurred in attending board meetings and grants the Directors options to purchase Company stock from time to time under its Key Employee Incentive Stock Option Plan.

All directors will hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors.

The following table sets forth certain information concerning the Company's current directors, who are also nominees and the Company's executive officers:

               Name             Age             Position
     ------------------------   ---   -------------------------------

     James A. Arias(2)           61     President, CEO and Director
     Bill  E. Hooten             63     Executive Vice President and
                                         Director
     Chris A. Bruehl             31     Senior Vice President, CFO
                                         and Secretary/Treasurer
     Arthur A. Schwartz(1)       59     Director
     Marshall Blumenfeld(1)      65     Director
     Martin S. Orland(1)         66     Director
     Noel Zeller(2)              63     Director

     -----------------------------------
     (1)  Audit Committee member.
     (2)  Stock Option Committee member.

Background information for the executive officer, who is not also a director is as follows:

CHRIS A. BRUEHL has served as Secretary and Treasurer of the Company since March 1999. Prior to that time, Mr. Bruehl was a Certified Public Accountant employed as an Assurance Services Manager with Grant Thornton LLP, the Company's independent public accountants for more than the past five years.

Meetings of the Board:

The Board typically holds quarterly meetings, but may hold other such meetings as the business of the Company requires. During the past year the Board held four meetings. All members attended at least 75% of the meetings.

MANAGEMENT RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.


       PROPOSAL 2 - AMENDMENT TO COMPANY'S ARTICLES OF INCORPORATION

Management, having reviewed the Company's Articles of Incorporation, believes that the Article IV should be amended to increase the Company's authorized No Par Value Common Stock from 6,000,000 shares to 50,000,000 shares. Management believes that additional authorized shares must be available to the Company to permit it to maintain its growth.

As a result of the adoption of this proposed Amendment, in the future, each shareholder's interest in the Company could be reduced through future issuances of stock. Also, if such shares were issued for less than their book or market value, each shareholder would experience a dilution in the value of his shares by the amount of the discount from the book or market value that might result solely because of the issuance of such additional shares. Management does not believe that any shares of the Company's stock would be issued for less than their book value, but cannot predict what effect on the market price of currently outstanding shares the issuance of additional shares of stock might have on the market value of all of the Company's shares.

MANAGEMENT RECOMMENDS THAT YOU VOTE FOR THIS AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.


                INFORMATION TO ASSIST IN EVALUATING THE PROPOSALS

EXECUTIVE OFFICER COMPENSATION

The following table sets forth certain information regarding compensation earned or awarded to the Company's officers during the Company's last three completed fiscal years ended September 30, 1999, 1998 and 1997. No other executive officer of the Company received total salary and bonus compensation in excess of $100,000 for 1999 and no executive officers received long-term compensation.

                               Annual Compensation
---------------------------------------------------------------------------
                                                                    Other Annual
Name and Principal Position    Year     Salary      Bonus     Compensation
---------------------------    -----    --------    -------   -------------

James A. Arias,                 1999    $ 93,000    $ 4,000              -
   President, CEO, Chairman     1998      87,600         -               -
     of the Board(1)            1997      82,800     14,300              -

Bill E. Hooten, Executive       1999     120,000         -               -
   Vice President(2)(3)         1998     120,000         -               -
                                1997     120,000         -               -

Notes to Summary Compensation Table

(1) The Company pays Mr. Arias a monthly base salary, which increases annually at the rate of 6% per annum as a cost of living adjustment. In addition, Mr. Arias is to be paid an allowable bonus equal to 10% of pre-tax earnings in excess of $400,000 during any fiscal year.

(2) Pursuant to Mr. Hooten's employment agreement, he receives an annual salary of $120,000 per year (see "Employment Agreements").

(3) Phyllis S. Hooten, the wife of Bill E. Hooten, is employed by the Company as an interior designer. She has been paid $9,000 per year during the fiscal years ended 1999, 1998 and 1997. She was also furnished a car that is leased by the

Company for $472 per month. None of this compensation paid or furnished to Mrs. Hooten is included in the totals of the compensation paid to Mr. Hooten.


Option Grants:

During 1999 the Company granted certain of its executive officers and directors options under its Key Employee Incentive Stock Option Plan as follows:

                      Option/SAR Grants in Last Fiscal Year
-----------------------------------------------------------------------------
                             Individual grants
-----------------------------------------------------------------------------
                      Number of     Percent of Total
                      Securities    Options/SARs       Exercise
                      Underlying    Granted to         or Base
                      Option/SARs   Employees in       Price      Expiration
      Name            Granted(#)    Fiscal Year        ($/Sh)     Date
-------------------   -----------   ----------------   --------   ----------

Chris A. Bruehl            25,000                24%     $ 3.00     03/05/04
Arthur A. Schwartz          5,000                 5%       3.30     03/09/04
Marshall Blumenfeld         5,000                 5%       3.30     03/09/04
Martin S. Orland            5,000                 5%       3.30     03/09/04
Noel Zeller                 5,000                 5%       3.30     03/09/04

              Option/SAR Grants in Last Fiscal Year (continued)
-----------------------------------------------------------------------------
                               Potential Realized
                                Value at Assumed
                                 Annual Rates of Stock   Alternative:
                                 Price Appreciation      Grant Date
                                 for Option Term         Value *
-----------------------------------------------------------------------------
                                     *           *       Grant Date
                                    5%($)      10%($)    Present Value
                                 ---------   ---------   -------------
Chris A. Bruehl                                               $ 36,250
Arthur A. Schwartz                                               6,950
Marshall Blumenfeld                                              6,950
Martin S. Orland                                                 6,950
Noel Zeller                                                      6,950
--------------
* The fair value of each option grant is estimated on the date of the grant using the Black-Scholes option pricing model, with the following weighted average assumptions: dividend yield rate of zero, expected volatility of 58%, risk free interest rate of 5.5% and an expected life of one year.

Option Exercises and Year End Values:

The table below sets forth, certain information regarding the value of options held by certain Executive Officers and Directors at September 30, 1999. There were no options exercised by Executive Officers and Directors during the fiscal year ended September 30, 1999.


                   Aggregated Option Fiscal Year End Values
-----------------------------------------------------------------------------
                        Number of Securities          Value of Unexercised
                        Underlying Unexercised        In-the-Money
                        Options/SARs at               Options/SARs at
                        September 30, 1999            September 30, 1999
                      --------------------------   --------------------------
     Name             Exercisable  Unexercisable   Exercisable  Unexercisable
-------------------   -----------  -------------   -----------  -------------
Chris A. Bruehl                -          25,000       $    -         $    -
Arthur A. Schwartz         10,000          5,000            -              -
Marshall Blumenfeld        10,000          5,000            -              -
Martin S. Orland           10,000          5,000            -              -
Noel Zeller                10,000          5,000            -              -

Employment Agreements:

In March 1995, at the time of the Company's reorganization, Mr. Hooten and the Company entered into an employment agreement, which expires in March 2000. Pursuant to the terms of this agreement, Mr. Hooten receives an annual salary of $120,000 per year.

The Company has also executed several at-will employment agreements with key employees of the Company.

Compensation of Directors:

Directors are not currently paid a fee or other compensation for serving as Directors. However, the Company reimburses each Director for all out of pocket expenses incurred to attend meetings and grants them options to purchase Company common stock from time to time under its Key Employee Incentive Stock Option Plan.

Price Performance Graph:

The following graph compares the total cumulative return of the Company's Common Stock with the S&P SmallCap 600 Index, the S&P Services (Commercial and Consumer) Index and the S&P Homebuilding Index. The total cumulative return for each period is based on the investment of $100 on February 2, 1996, assuming compounded daily returns and the reinvestment of all dividends. The Company's Common Stock began trading on February 2, 1996.

   [The following table was represented by a graph in the printed material]

                                                 S&P Services
                           Company      S&P       (Commercial       S&P
                           Common     SmallCap   and Consumer)  Homebuilding
                           Stock     600 Index      Index          Index
                           -------   ---------   ------------   ------------

  February 2, 1996           $ 100       $ 100          $ 100          $ 100
  September 30, 1996            48         115            110             89
  September 30, 1997            50         157            128            132
  September 30, 1998            27         133            110            148
  September 30, 1999            31         156            104            125

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the past year the Company was a party to the following transaction in which a certain officers and director had a material interest:

The Company leased office space from Mr. Hooten for certain operations of its real estate brokerage operations. Such rental was on a month-to-month basis, at a rate determined by an independent appraisal resulting in annual rental expense of approximately $95,000. The Company terminated this lease agreement in September 1999, and there will be no payments made to Mr. Hooten under this arrangement for fiscal 2000.

Any future transactions with officers, directors or 5% beneficial shareholders of the Company's Common Stock will be on terms no less favorable to the Company or its affiliates than could be obtained from unaffiliated third parties and will be approved by a majority of the independent outside members of the Company's Board of Directors who do not have an interest in the transaction.

ADDITIONAL COMPENSATION ARRANGEMENTS

In addition to the Key Employee Stock Incentive Plan discussed above, the Company established a 401(k) retirement plan effective January 1, 1999, for the benefit of all Company employees. Pursuant to the Plan, the Company will contribute up to 25% of employee contributions, not to exceed $1,500. There are currently no other plans, arrangements, commitments or understandings with respect to the establishment of any plan or program.

DIVIDEND POLICY

The Company has not paid a dividend on its Common Stock for the last five years. It is the present policy of the Company not to pay cash dividends on the Common Stock. Any payment of cash dividends in the future on the Common Stock will be dependent upon the Company's financial condition, results of operations, current and anticipated cash requirements, plans for expansion, restrictions under debt obligations, if any, as well as other factors that the Board of Directors deems relevant.

LEGAL PROCEEDINGS

The Company is subject to certain legal claims from time to time and is involved in litigation that has arisen in the ordinary course of its business. It is the Company's opinion that it either has adequate legal defenses to such claims or that any liability that might be incurred due to such claims will not, in the aggregate, exceed the limits of the Company's insurance policies or otherwise result in any material adverse effect on the Company's operations or financial position.

INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton LLP, certified public accountants, has provided services to the Company during the past fiscal year, which included the examination of the Company's annual report to shareholders on Form 10-K and preparation of the Company's Federal and state income tax returns. A representative of Grant

Thornton LLP will be available by conference call at the Annual Meeting, to respond to appropriate questions concerning the financial statements of the Company.

PROXY MATERIALS FOR NEXT ANNUAL MEETING

Shareholder proposals for consideration at the next Annual Meeting, which the Company expects to hold in March, 2001, must be received by the Company no later than August 30, 2000. In order for such proposals to be included, they must be legal and must comply with the Rules and Regulations of the Securities and Exchange Commission.

OTHER BUSINESS

The Board knows of no other business, which is to be presented at the Annual Meeting. However, if other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on those matters according to their judgment.


                              By Order of the Board of Directors

                               /s/ CHRIS A. BRUEHL
                              --------------------------
                              Chris A. Bruehl, Secretary

Albuquerque, New Mexico, January 26, 2000.

ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE AUDITED FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S SHARES AS OF THE CLOSE OF BUSINESS ON JANUARY 25, 2000. ANY SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO CHRIS A. BRUEHL, SECRETARY, REALCO, INC., 1650 UNIVERSITY BOULEVARD, N.E., SUITE 5- 100, ALBUQUERQUE, NEW MEXICO 87102.

                                      PROXY


FOR THE ANNUAL MEETING OF SHAREHOLDERS OF REALCO, INC. to be held on March 10, 2000 at 9:30 a.m. Mountain Time, in Suite 490, at 1650 University Blvd., Albuquerque, New Mexico.

This Proxy is solicited by Management. Management recommends that you vote "yes" for the election of each Management Candidate.

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES, James A. Arias and Bill E. Hooten, and each of them, each with the power to appoint his or her substitute, and hereby authorize them to represent and to vote, as designated below, all of the stock of REALCO, INC. owned of record by the undersigned on January 25, 2000 at the 2000 Annual Meeting of Shareholders to be held on March 10, 2000, and at any postponement(s) thereof, for the election of six Directors, amendment to Company's Articles of Incorporation, and to vote upon any other matters which may properly come before the Meeting, subject to any directions in this proxy.

THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY ME FOR ANY PURPOSE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX PEOPLE WHO ARE MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS, AMENDMENT TO COMPANY'S ARTICLES OF INCORPORATION, AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER BROUGHT BEFORE THE MEETING.

1.  ELECTION OF DIRECTORS:

VOTE MY STOCK FOR THE FOLLOWING SIX NOMINEES:

  [ ] JAMES A. ARIAS, BILL E. HOOTEN, ARTHUR A. SCHWARTZ, MARTIN S. ORLAND MARSHALL BLUMENFELD, AND NOEL ZELLER.

  [ ]  NO: WITHOLD AUTHORITY TO VOTE FOR ALL CANDIDATES LISTED ABOVE.

INSTRUCTIONS: IF YOU DO NOT WANT YOUR STOCK VOTED FOR ANY INDIVIDUAL LISTED ABOVE, LINE THROUGH THAT NOMINEES NAME.

2.  AMENDMENT TO COMPANY'S ARTICLES OF INCORPORATION:

  [ ]  FOR      [ ] AGAINST

3. OTHER MATTERS THAT MAY COME BEFORE THE MEETING:

IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING (OR ANY ADJORNMENTS OF THE MEETINGS) IN THEIR DESCRETION, THE PERSONS NAMED AS PROXIES OR THEIR SUBSTITUTES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS IN THEIR DISCRETION.

  [ ] GRANTED   [ ] WITHHELD


SIGN BELOW AS YOUR NAME APPEARS ON THE LABEL. IF THERE IS NO LABEL, SIGN YOUR NAME AS YOU NORMALLY SIGN YOUR NAME AND DATE YOUR PROXY.

----------------------------------------
SIGNATURE

DATE______________________,2000

----------------------------------------
SIGNATURE OF CO-OWNER (IF APPLICABLE)

DATE________________,2000

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE SIGN TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN THE COMPANY NAME BY AUTHORIZED PERSON. IF ANYONE OTHER THAN THE SHAREHOLDER(S) NAMED ON THE ABOVE LABEL IS SIGNING THIS PROXY, INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING.

PLEASE MARK, SIGN DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. YOUR STOCK CANNOT BE VOTED UNLESS YOU VOTE IN PERSON AT THE ANNUAL MEETING OR YOU RETURN SIGNED AND DATED PROXY BY THE TIME OF VOTING AT THE ANNUAL MEETING.

REALCO, INC.
1650 UNIVERSITY BLVD. N.E., SUITE 5-100
ALBUQUERQUE, NEW MEXICO 87102